                               D O D G E & C O X

                                   Stock Fund

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                                  Dodge & Cox
                              Investment Managers
                                  35th Floor
                              One Sansome Street
                                 San Francisco
                               California 94104
                                (415) 981-1710

                            For Fund literature and
                           information, please call:
                                (800) 621-3979

               ------------------------------------------------

                   This report is submitted for the general
                 information of the shareholders of the Fund.
                 The report is not authorized for distribution
                  to prospective investors in the Fund unless
                 it is accompanied by an effective prospectus.

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                               D O D G E & C O X
  --------------------------------------------------------------------------

                                  Stock Fund

                               Established 1965

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      ---------------------------------+--------------------------------








                               Quarterly Report

                                March 31, 1997

                                     1997

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

                               D O D G E & C O X
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                                  Stock Fund


Fellow Shareholders
--------------------------------------------------------------------------------

During the first quarter of 1997, the Dodge & Cox Stock Fund achieved a total return of 2.5%, versus a return of 2.7% for the Standard & Poor's 500 Index (S&P
500) of common stocks. Total assets of the Fund were $2.5 billion at quarter-end. Average annual total returns for longer time periods are listed on page three of this report.

Performance Overview

The Fund's finance (banks and insurance) stocks continued to be strong performers. Although we sold two stocks in this sector during the quarter, the portfolio remains modestly overweight in finance relative to the S&P 500. Other top performers in the first quarter included retail, media/printing and capital equipment stocks.

The Fund's relative performance was hindered by several of its holdings in the electronics/computer industry. Energy, utility and railroad stocks also lagged the market over the quarter.

Long-term Perspective

Our approach at Dodge & Cox has yielded rewarding long-term results for the Fund. Since March 31, 1977, a period of 20 years, the Stock Fund has an average annual total return of 16.0% (after all fees and expenses), compared to the S&P 500 return of 15.1%. Our investment approach has remained the same during this period, as have many of the decision makers. The eight-member Investment Policy Committee directly manages the Stock Fund. Three members have been on the Committee for the last 20 years, and the remaining five members' tenure at Dodge & Cox averages over 13 years.

Value-oriented Equity Philosophy

Fundamental to our approach is the belief that the value of a company is a function of its future profitability, in terms of both earnings and cash flows. Investment opportunity is created when a company's future profitability is underestimated by the investment community, resulting in a current stock price that "undervalues" the company's future prospects. Thus, investment performance of the Fund over the next four to five years will be determined primarily by the current prices of the companies owned in the portfolio and the profitability of these companies over that time frame. Our approach is to look for values among the less popular companies, since it is often in the areas of pessimism that one finds investment bargains. We do not allow short-term developments, good or bad, to cloud our reasoning in looking longer term for investment value.

Our approach has been characterized by some as "contrarian", since the Fund often owns companies that are currently out of favor. However, we do not buy companies just because everyone else dislikes them. Our equity staff of 18 research analysts and portfolio managers is continuously involved in talking to company managements, researching industry conditions, talking to outside contacts (consultants and Wall Street analysts), and using numerous other information sources to maintain as good an understanding as we can of the potential profitability of companies over the next four to five years. Armed with this hard-earned knowledge, we are able to comfortably own companies whose near-term prospects may seem uncertain, but whose longer term prospects appear more favorable.


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                               D O D G E & C O X
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                                  Stock Fund


For example, we continue to find value in a number of companies whose profit growth is more sensitive to the business cycle. In general, these companies tend to prosper as the economy expands and experience slowdowns in their business as the economy contracts or moves into a recession. The Fund holds 37 companies, representing 49% of assets, in this broadly diversified "cycle-sensitive" sector, which includes among others electronics/computer, industrial commodities, autos, appliances, machinery, transportation and retail companies. Many investors are pessimistic about the near to intermediate term outlook for companies in this area due to questions about the sustainability of the U.S. economic expansion. Consequently, most are selling at historically low valuations. Each of the stocks in this group, as well as the rest of the Fund, is evaluated and selected on its own merits, comparing our long-term view of the company's potential profitability against its current price. This is the essence of our long-term, value oriented approach to investment management.

Closing Note

As we explained in our year-end letter, in a period when the stock market is likely to show less appreciation than in recent years, we believe that our emphasis on individual security selection and price discipline will be important factors in seeking attractive relative returns over the long-term.

Thank you for your continued confidence in the Dodge & Cox Stock Fund. As always, we welcome your comments & questions.


                                        For the Board of Directors,

                                        /s/ John A. Gunn

April 29, 1997                          John A. Gunn, President



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                              D O D G E  &  C O X
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                                  Stock Fund


Objective

The Fund's primary objective is to provide shareholders with an opportunity for long-term growth of principal and income. A secondary objective is to achieve a reasonable current income.

Strategy

The Fund seeks to achieve these objectives by remaining fully invested in well-established companies which, in the view of Dodge & Cox, have positive earnings prospects not reflected in the current price. Dodge & Cox makes a conscious effort to maintain representation in major economic sectors and areas with strong long-term profit potential. The strategy is based on a long-term investment horizon and, as a result, portfolio turnover tends to be low.



20 Years of Investment Performance                        through March 31, 1997
--------------------------------------------------------------------------------
           Comparison of change in value of a $10,000 investment in the Dodge &
           Cox Stock Fund and the S&P 500 Index

                           [LINE GRAPH APPEARS HERE]


YEAR     DODGE & COX STOCK FUND         S&P 500 INDEX
----     ----------------------         -------------
 4/1/77         10,000                      10,000
3/31/78          9,616                       9,527
3/31/79         11,950                      11,430
3/31/80         12,570                      12,143
3/31/81         18,110                      16,971
3/31/82         16,490                      14,717
3/31/83         23,218                      21,233
3/31/84         26,388                      23,088
3/31/85         30,537                      27,455
3/31/86         43,897                      37,809
3/31/87         54,863                      47,722
3/31/88         53,701                      43,745
3/31/89         61,423                      51,678
3/31/90         72,532                      61,641
3/31/91         79,208                      70,512
3/31/92         86,010                      78,300
3/31/93        101,644                      90,216
3/31/94        110,796                      91,548
3/31/95        128,647                     105,789
3/31/96        166,296                     139,740
3/31/97        196,030                     167,439

Average annual total return for periods ended March 31, 1997             1 Year   5 Years   10 Years   20 Years
-------------------------------------------------------------------------------------------------------------------
Dodge & Cox Stock Fund                                                   17.86%    17.90%     13.58%     16.04%
S&P 500 Index                                                            19.82     16.42      13.37      15.13

The chart covers the period from April 1, 1977 to March 31, 1997. It compares a $10,000 investment made in the Dodge & Cox Stock Fund to a $10,000 investment made in the Standard & Poor's 500 Composite Stock Price (S&P 500) Index. The Fund's total returns include the reinvestment of dividend and capital gain distributions. The S&P 500 Index is a broad based, unmanaged measure of common stocks. Index returns include dividends and, unlike Fund returns, do not reflect fees and expenses. Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or a loss when shares are sold.


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                              D O D G E  &  C O X
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                                  Stock Fund


Fund Information                                                  March 31, 1997
--------------------------------------------------------------------------------


General Information
--------------------------------------------------------------------------------
Net Asset Value Per Share                                              $80.99
Total Net Assets (millions)                                            $2,537
1996 Expense Ratio                                                       0.59%
1996 Portfolio Turnover                                                    10%
Foreign Stocks* (as percentage of Fund)                                     9%
30 Day SEC Yield**                                                       1.77%
Distributions To Shareholders
 of Record 3/26/97 (per share):                                 $0.30 Dividend
                                                            $0.49 Capital Gain
Fund Inception Date                                                       1965

Investment Manager: Dodge & Cox, San Francisco.
Managed by eight member Investment Policy Committee, with members' average tenure at Dodge & Cox of 19 years.


Stock Characteristics
--------------------------------------------------------------------------------
Number of Stocks                                                            76
Median Market Capitalization                                      $8.9 billion
Price to Earnings Ratio (trailing twelve months)                         18.5x
Price to Book Value (trailing twelve months)                              2.7x


Ten Largest Stock Holdings                                             % of Fund
--------------------------------------------------------------------------------
General Motors                                                            2.6
Dayton-Hudson                                                             2.6
R.R. Donnelley & Sons                                                     2.5
American Express                                                          2.4
International Business Machines                                           2.3
Citicorp                                                                  2.2
Digital Equipment                                                         2.0
Dow Chemical                                                              2.0
Union Pacific                                                             2.0
Aluminum Co. of America                                                   1.9


Asset Allocation
--------------------------------------------------------------------------------

                           [PIE CHART APPEARS HERE]

Stocks:                         92.6%
Short Term Investments:         7.4%


Ten Largest Sectors                                                    % of Fund
--------------------------------------------------------------------------------
Electronics & Computers                                                  10.9
Energy                                                                    9.4
Banks                                                                     9.1
Retail & Distribution                                                     7.7
Consumer Durables                                                         7.0
Insurance & Financial Services                                            6.8
Consumer Products                                                         6.5
Transportation                                                            5.0
Paper & Forest Products                                                   4.8
Electric & Gas Utilities                                                  4.6

 * All U.S. dollar-denominated.
** An annualization of the Fund's total net investment income per share for the 30-day period ended on the last day of the month.


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                               D O D G E & C O X
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                                  Stock Fund


Portfolio Of Investments                                          March 31, 1997
--------------------------------------------------------------------------------

                                                              PERCENTAGE OF FUND
COMMON STOCKS:                                                       92.5%

CONSUMER:                                                            25.3%
RETAIL AND DISTRIBUTION:                                              7.7%
 Dayton-Hudson Corp................................................   2.6
 Kmart Corp........................................................   1.5
 Nordstrom, Inc....................................................   1.4
 Dillard Department Stores, Inc. Class A...........................   1.3
 Genuine Parts Co..................................................   0.7
 Fleming Cos., Inc.................................................   0.2

CONSUMER DURABLES:                                                    7.0%
 General Motors Corp...............................................   2.6
 Ford Motor Co.....................................................   1.6
 Masco Corp........................................................   1.4
 Whirlpool Corp....................................................   1.4

CONSUMER PRODUCTS:                                                    6.5%
 Sony Corp. ADR....................................................   1.5
 Unilever NV.......................................................   1.4
 Bausch & Lomb Inc.................................................   1.0
 VF Corp...........................................................   0.9
 James River Corp. of Virginia.....................................   0.8
 Matsushita Electric, Inc. ADR.....................................   0.6
 Dole Food Co., Inc................................................   0.3

MEDIA, PRINTING AND ENTERTAINMENT:                                    4.1%
 Donnelley (R.R.) & Sons Co........................................   2.5
 Dow Jones & Co....................................................   1.0
 Time Warner, Inc..................................................   0.6


FINANCE:                                                             15.9%
BANKS:                                                                9.1%
 Citicorp..........................................................   2.2
 Golden West Financial Corp........................................   1.6
 Republic New York Corp............................................   1.5
 BankAmerica Corp..................................................   1.5
 Barnett Banks, Inc................................................   1.2
 Norwest Corp......................................................   1.1

INSURANCE AND FINANCIAL SERVICES:                                     6.8%
 American Express Co...............................................   2.4
 The St. Paul Cos., Inc............................................   1.4
 Chubb Corp........................................................   1.3
 American International Group, Inc.................................   0.9
 General Re Corp...................................................   0.8


ELECTRONICS AND COMPUTERS:                                           10.9%
 International Business Machines Corp..............................   2.3
 Digital Equipment Corp............................................   2.0
 Motorola, Inc.....................................................   1.8
 Texas Instruments, Inc............................................   1.5
 Hewlett-Packard Co................................................   1.4
 National Semiconductor Corp.......................................   0.9
 Sybase, Inc.......................................................   0.5
 Tandem Computers, Inc.............................................   0.5


BASIC INDUSTRY:                                                      10.0%
PAPER AND FOREST PRODUCTS:                                            4.8%
 Weyerhaeuser Co...................................................   1.4
 Champion International Corp.......................................   1.4
 International Paper Co............................................   1.3
 Boise Cascade Corp................................................   0.7

CHEMICALS:                                                            3.3%
 Dow Chemical Co...................................................   2.0
 Nalco Chemical Co.................................................   0.8
 Lubrizol Corp.....................................................   0.5

 METALS AND MINING:                                                   1.9%
 Aluminum Co. of America...........................................   1.9


ENERGY:                                                               9.4%
 Amerada Hess Corp.................................................   1.7
 Phillips Petroleum Co.............................................   1.6
 Union Pacific Resources Group, Inc................................   1.4
 Chevron Corp......................................................   1.2
 Royal Dutch Petroleum Co..........................................   1.2
 Western Atlas, Inc................................................   1.1
 Halliburton Co....................................................   0.6
 Mobil Corp........................................................   0.3
 Exxon Corp........................................................   0.3


UTILITIES:                                                            5.7%
ELECTRIC AND GAS UTILITIES:                                           4.6%
 Texas Utilities Co................................................   1.3
 TransCanada PipeLines Ltd.........................................   0.9
 Pacific Enterprises...............................................   0.9
 Edison International..............................................   0.8
 FPL Group, Inc....................................................   0.7

TELEPHONE:                                                            1.1%
 BCE, Inc..........................................................   1.1


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                               D O D G E & C O X
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                                  Stock Fund


Portfolio Of Investments                                          March 31, 1997
--------------------------------------------------------------------------------

                                                              PERCENTAGE OF FUND
COMMON STOCKS (Continued)
TRANSPORTATION:                                                       5.0%
     Union Pacific Corp...........................................    2.0
     Federal Express Corp.........................................    1.9
     Canadian Pacific Ltd.........................................    1.1

DIVERSIFIED TECHNOLOGY:                                               3.4%
     Corning, Inc.................................................    1.1
     Xerox Corp...................................................    0.9
     Raychem Corp.................................................    0.8
     Minnesota Mining & Manufacturing Co..........................    0.6

HEALTHCARE AND PHARMACEUTICALS:                                       3.0%
     Pharmacia & Upjohn, Inc......................................    1.6
     SmithKline Beecham plc ADR...................................    0.8
     HealthCare COMPARE Corp......................................    0.6

CAPITAL EQUIPMENT:                                                    2.8%
     Deere & Co...................................................    1.5
     Caterpillar, Inc.............................................    1.3

MISCELLANEOUS:                                                        1.1%
REAL ESTATE INVESTMENT TRUST:                                         1.1%
     Meditrust....................................................    1.1


PREFERRED STOCKS:                                                     0.1%


CONSUMER:                                                             0.1%
     Kmart Financing I, 7 3/4% Trust Convertible Preferred........    0.1


SHORT-TERM INVESTMENTS:                                               7.9%


OTHER ASSETS LESS LIABILITIES:                                       (0.5%)


TOTAL NET ASSETS:                                                   100.0%



The financial information has been taken from the records of the Fund and has not been audited by our independent accountants who do not express an opinion thereon. The financial statements of the Fund will be subject to audit by our independent accountants as of the close of the calendar year.


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                               D O D G E & C O X
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                                  Stock Fund


General Information
--------------------------------------------------------------------------------

Investment Manager

Since 1930, Dodge & Cox has been providing professional investment management for individuals, trustees, corporations, pension and profit-sharing funds, and charitable institutions. Dodge & Cox manages the Dodge & Cox Stock Fund, the Dodge & Cox Balanced Fund and the Dodge & Cox Income Fund.

No-Load Fund

Shares of the Fund are purchased and redeemed at net asset value. There are no sales, redemption or Rule 12b-1 plan distribution charges.

Gifts

Fund shares provide a convenient method for making gifts to children and to other family members. Shares may be held by an adult custodian for the benefit of a minor under a Uniform Gifts/Transfers to Minors Act. Trustees and guardians may also hold shares for a minor's benefit.

Automatic Investment Plan

Shareholders may make regular monthly or quarterly investments of $100 or more through automatic deductions from their bank accounts.

Withdrawal Plan

Shareholders owning $10,000 or more of the Fund's shares may elect to receive periodic monthly or quarterly payments of at least $50. Under the plan, all dividend distributions are automatically reinvested at net asset value with the periodic payments made from the proceeds of the redemption of sufficient shares.

Reinvestment Plan

Shareholders may direct that dividend and capital gains distributions be reinvested in additional Fund shares.

The above plans are completely voluntary and involve no service charge of any kind.

IRA Plan

The Fund has available an Individual Retirement Plan (IRA) for shareholders of the Fund.

Shareholder Inquiries

Fund literature and details on all of these Plans are available from the Fund upon request.



Dodge & Cox Stock Fund
c/o Firstar Trust Company
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
(800) 621-3979


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